SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)	April 28, 2003

ALLIED MOTION TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

Colorado	0-4041	84-0518115
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

23 Inverness Way East, Suite 150, Englewood, Colorado, 80112
(Address of Principal Executive Offices including zip code)

(303) 799-8520
(Registrant’s telephone number including area code)

Not Applicable
(Former name, former address and former fiscal year,
if changed since last report)

ITEM 7.                  Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits.

Exhibit 99.1            Allied Motion Technologies, Inc. Press Release dated April 28, 2003.

Exhibit 99.2            Allied Motion Technologies, Inc. Press Release dated July 28, 2003.

ITEM 12.                Results of Operations and Financial Condition

                On April 28, 2003, Allied Motion Technologies, Inc. issued a press release reporting its results of operations for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.  On July 28, 2003, Allied Motion Technologies, Inc. issued a press release reporting its results of operations for the second quarter ended June 30, 2003. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED MOTION TECHNOLOGIES, INC.

Date: August 15, 2003	/s/ Richard D. Smith
Richard D. Smith
Chief Executive Officer and
Chief Financial Officer